UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________________
FORM 8-K
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2018
 _______________________________________
MARRIOTT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
 _______________________________________

Delaware	1-13881	52-2055918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (301) 380-3000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07.	Submission of Matters to a Vote of Security Holders
On May 4, 2018, Marriott International, Inc. (“Marriott”) held its Annual Meeting of Stockholders. Marriott’s stockholders voted on the items outlined in the 2018 Proxy Statement (“Proxy Statement”), filed with the Securities and Exchange Commission on April 4, 2018, as follows:

1.	Marriott’s stockholders elected 14 director nominees named in the Proxy Statement with the following votes:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
J.W. Marriott, Jr.	2,786,274,910	32,403,440	6,809,520	373,776,210
Mary K. Bush	2,791,429,560	25,281,330	8,776,980	373,776,210
Bruce W. Duncan	2,789,522,300	27,438,630	8,526,940	373,776,210
Deborah M. Harrison	2,790,964,030	25,639,910	8,883,930	373,776,210
Frederick A. Henderson	2,804,934,490	10,944,700	9,608,680	373,776,210
Eric Hippeau	2,774,982,300	39,521,630	10,983,940	373,776,210
Lawrence W. Kellner	2,740,510,310	75,214,620	9,762,940	373,776,210
Debra L. Lee	2,763,459,470	53,035,490	8,992,910	373,776,210
Aylwin B. Lewis	2,807,171,050	9,140,990	9,175,830	373,776,210
George Muñoz	2,754,066,850	61,887,350	9,533,670	373,776,210
Steven S Reinemund	2,785,662,660	30,193,490	9,631,720	373,776,210
W. Mitt Romney	2,795,371,620	20,627,650	9,488,600	373,776,210
Susan C. Schwab	2,794,184,260	22,283,110	9,020,500	373,776,210
Arne M. Sorenson	2,796,279,130	21,564,820	7,643,920	373,776,210

2.	Marriott’s stockholders ratified the appointment of Ernst & Young LLP as Marriott’s independent registered public accounting firm for fiscal year 2018 with the following votes:

FOR	AGAINST	ABSTAIN
3,148,158,400	43,168,940	7,936,740

3.	Marriott’s stockholders approved the advisory resolution on the compensation of Marriott’s named executive officers with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,737,046,310	63,575,050	24,866,510	373,776,210

4.
Marriott’s stockholders voted against amending Marriott’s Certificate of Incorporation and Bylaws to provide holders of 25% of Company stock the right to call special meetings (this item required approval of 66 2/3rds of the voting power of the shares outstanding) with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,061,434,130	669,870,180	94,183,560	373,776,210

5.	Marriott’s stockholders voted against a stockholder resolution to allow holders of 15% of Marriott stock to call special meetings with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
971,362,530	1,836,311,840	17,813,500	373,776,210

6.	Marriott’s stockholders voted in favor of a stockholder resolution to implement simple majority voting in Marriott’s Governance Documents with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,832,780,770	974,384,240	18,322,860	373,776,210

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: May 10, 2018	By:	/s/ Bancroft S. Gordon
Bancroft S. Gordon
Vice President, Senior Counsel and Corporate Secretary

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